                                                                   EXHIBIT 10.33

               PROPERTY PURCHASE AND LEASE MODIFICATION AGREEMENT

         This Property Purchase and Lease Modification Agreement (this "Agreement") is made and entered into as of January 16, 2003 by and between M-F DOWNTOWN SUNNYVALE, LLC, a Delaware limited liability company ("M-F Downtown"), HANDSPRING FACILITY COMPANY, LLC, a Delaware LLC ("HFC") and HANDSPRING, INC., a Delaware corporation ("Handspring").

                                    RECITALS

         This Agreement is entered into upon the basis of the following facts, understandings and intentions of the parties:

         A. M-F Downtown owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 100 Mathilda Place and more particularly described on Exhibit A hereto (the "Building 3 Parcel") and a multi-story office building ("Building 3") situated therein.

         B. M-F Downtown also owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 150 Mathilda Place and more particularly described on Exhibit B hereto (the "Building 2 Parcel" and, together with the Building 3 Parcel, the "Property") and a multi-story office building ("Building 2" and, together with Building 3, the "Buildings") situated therein.

         C. On or about February 14, 2001, M-F Downtown, as landlord, and Handspring, as tenant entered into that certain Lease Agreement (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 3 other than the Excluded Space (as the terms "Rentable Area" and "Excluded Space" are defined in the Building 3 Lease) and certain associated parking and other rights. As security for the performance of its obligations under the Building 3 Lease, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 3 Security Deposit Letter of Credit") in the amount of Fourteen Million Three Hundred Thirty-Five Thousand Dollars ($14,335,000).

         D. In connection with the Building 3 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Work Letter") governing the completion of construction of Building 3 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. As security for the performance of its obligations under the Building 3 Work Letter, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 3 TI Letter of Credit") in the amount of Fourteen Million Two Hundred Thousand Dollars ($14,200,000).

         E. On or about February 14, 2001, M-F Downtown, as landlord, and Handspring, as tenant entered into that certain Lease Agreement (Building 2) (as the same has been amended by the parties prior to the date hereof, the "Building 2 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 2 (as the term "Rentable Area" is defined in the Building 2 Lease) and certain associated parking and other rights. As security for the performance of its obligations under the Building 2 Lease, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 2 Security Deposit Letter of Credit") in the amount of Nine Million Five Hundred Fifty-Seven Thousand Dollars ($9,557,000).

         F. In connection with the Building 2 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 2) (as the same has been amended by the parties prior to the date hereof, the "Building 2 Work Letter") governing the completion of construction of Building 2 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. As security for the performance of its obligations under the Building 2 Work Letter, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 2 TI Letter of Credit") in the amount of Nine Million Two Hundred Eighty-Four Thousand Dollars ($9,284,000).

         G. As contemplated by the Building 2 Lease and the Building 3 Lease (collectively, the "Leases") and by the Building 2 Work Letter and the Building 3 Work Letter (collectively, the "Work Letters"), Bank of America, N.A., as administrative agent for M-F Downtown's construction lenders (collectively, the "Construction Lenders") (Bank of America, N.A., acting in such capacity being referred to herein as ("Bank of America"), has become the beneficiary under the Building 2 Security Deposit Letter of Credit and the Building 3 Security Deposit Letter of Credit (collectively, the "Security Deposit Letters of Credit") and under the Building 2 TI Letter of Credit and the Building 3 TI Letter of Credit (collectively, the "TI Letters of Credit" and, together with the Security Deposit Letters of Credit, the "Letters of Credit"). Neither the Building 2 Security Deposit Letter of Credit nor the Building 3 Security Deposit Letter of Credit has been drawn upon by M-F Downtown or Bank of America. In accordance with the terms of the Building 2 Work Letter, the principal amount of the Building 2 TI Letter of Credit has been reduced to Six Million Seven Hundred Twenty Thousand Eight Hundred Fifty-Eight and 80/100 Dollars ($6,720,858.80), and in accordance with the terms of the Building 3 Work Letter, the principal amount of the Building 3 TI Letter of Credit has been reduced to Ten Million Three Hundred Twenty-Eight Thousand One Hundred Twenty-Four and 23/100 Dollars ($10,328,124.23); neither of the TI Letters of Credit have been drawn upon by M-F Downtown or Bank of America.

         H. Handspring has caused Handspring Facility Company, LLC, a Delaware limited liability company ("HFC"), to be formed pursuant to the Operating Agreement for HFC (the "HFC Operating Agreement") attached hereto as Exhibit C. Handspring is the sole member of HFC and, at or before the Closing (hereinafter defined), will acquire all of the authorized membership units in HFC in exchange for the contributions described in Section 1.

         I. In light of the current business cycle and the local market for commercial real estate leasing and sub-leasing, Handspring has requested that M-F Downtown provide Handspring with significant economic relief under the terms of the Buildings 2 Lease and the Building 3 Lease (collectively, the "Leases"). On careful analysis, Handspring has concluded that if the parties can agree on terms for modifying the Leases, Handspring will benefit both as to the immediately quantifiable economic relief bargained for and as to the opportunity afforded Handspring to thereby continue its business.

         J. In light of the current business cycle and the local market for commercial real estate leases and sub-leasing, M-F Downtown is willing to enter into a material restructuring of the Leases, but only if the transaction is economically balanced, fair in fact and on arms' length terms.

         K. The parties have agreed to co-operate in the form of a unified transaction involving the restructuring of the Leases in a manner which includes the sale of Building 3 by M-F Downtown in order to provide Handspring with the requested economic relief, to minimize financial loss to the parties, and to adopt a single, integrated structure that will enable Handspring to perform its modified obligations to M-F Downtown, while minimizing the risk to M-F Downtown should Handspring subsequently be unwilling or unable to so perform.

         NOW THEREFORE, IN CONSIDERATION of the covenants and promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Contributions by Handspring to HFC. Prior to the Closing Handspring will contribute to HFC, in exchange for the issuance of all of the authorized membership interests in HFC, all of Handspring's right, title and interest under the Leases and the Work Letters, all plans and specifications for the Buildings or any improvements situated therein or building materials purchased for incorporation therein, all warranties relating to the Buildings, and the right to permit the use of the proceeds of Security Deposit Letters of Credit and the TI Letters of Credit for the purposes provided for herein. In addition, pursuant to the terms of the HFC Operating Agreement, Handspring shall, prior to the Closing, contribute to HFC cash in the amount described in subsection (iii) of Section 3 and make and deliver to HFC a promissory note in the form attached hereto as Exhibit D (the "Settlement Funding Note").

         2. Purchase And Sale of Building 3. Subject to the terms, covenants and conditions of this Agreement, M-F Downtown shall sell Building 3 to HFC, and HFC shall purchase Building 3 from M-F Downtown at the closing of the Escrow (hereinafter defined).

         3. Purchase Price for Building 3; Manner of Payment. The purchase price (the "Purchase Price") which HFC shall pay to M-F Downtown for Building 3 shall be Forty-Five Million Five Hundred Thousand Dollars ($45,500,000), which sum represents the approximate cost incurred by M-F Downtown in constructing Building 3. The Purchase Price shall be payable as follows:

                           (i) Nine Million Five Hundred Fifty-Seven Thousand Dollars ($9,557,000) shall be paid through a draw of the full amount of the Building 2 Security Deposit Letter of Credit;

                           (ii) Fourteen Million Three Hundred Thirty-Five Thousand Dollars ($14,335,000) shall be paid through a draw of the full amount of the Building 3 Security Deposit;

                           (iii) Eight Hundred Five Thousand Five Hundred Ninety-Seven and 76/100 Dollars ($805,597.76) shall be paid through a partial drawing on the Building 3 TI Letter of Credit;

                           (iv) Fifteen Million Three Hundred Two Thousand Four Hundred Two and 24/100 Dollars ($15,302,402.24) shall be paid in cash or immediately available funds from the cash contributed by Handspring to HFC pursuant to the terms of the HFC Operating Agreement;

                           (v) Pursuant to a promissory note in the form attached hereto as Exhibit E (the "Five Year Note"), which promissory note shall be in the principal amount of Three Million Dollars ($3,000,000), shall bear interest at the rate of three hundred fifty
         (350) basis points over the prevailing rate for three (3) year United States Treasury Notes, shall be payable in equal monthly installments over the five (5) year period following the closing of the Escrow (the "Closing"), and has an agreed current value of Two Million One Hundred Fifty Thousand Dollars ($2,150,000);

                           (vi) Pursuant to a promissory note in the form attached hereto as Exhibit F (the "One Year Note"), which promissory note shall be in the principal amount of One Million Dollars ($1,000,000), shall not bear interest, shall be payable in a single lump sum on the date which is one (1) year after the Closing, and has an agreed current value of Eight Hundred Fifty Thousand Dollars ($850,000); and

                           (vii) The balance of the Purchase Price, being the sum of Two Million Five Hundred Thousand Dollars ($2,500,000), shall be paid by HFC causing Handspring to issue to M-F Downtown warrants (the "Handspring Warrants") to purchase ten million (10,000,000) shares of Handspring common stock as more particularly described in Section 10.

         4. "As-Is" Condition. HFC is purchasing Building 3 in its existing condition, "As Is, Where Is, With All Faults," in reliance upon its own knowledge, inspection and investigation of Building 3 and the Building 3 Parcel, on information obtained from public documents, and from information obtained from independent third parties, and has made or has waived or will waive all inspections and investigations of the property and its vicinity which HFC believes are necessary to protect its own interest in, and its contemplated use of, the property; provided, however, that the foregoing shall not be deemed to limit or modify any of the duties or obligations of M-F Downtown after the date hereof under the Building 3 Lease Amendment. Except as otherwise expressly set forth herein or in the Building 3 Lease Amendment, neither M-F Downtown, nor any person or entity acting by or on behalf of M-F Downtown, nor any member, officer, director, employee, agent, affiliate, successor or assign of any of the foregoing, has made any representation, warranty, inducement, promise, agreement, assurance or statement, oral or written, of any kind to HFC or Handspring upon which HFC or Handspring is relying, or in connection with which HFC or Handspring is relying, or in connection with which HFC or Handspring have made or will make any decisions concerning Building 3 and the Building 3 Parcel or its vicinity, including, without limitation, its use or any limitations thereon, condition (physical or environmental), value, compliance with "Governmental Regulations," disputes with third parties, existence or absence of Hazardous Substances (as such term is defined in the

Building 3 Lease Amendment, hereinafter "Hazardous Substances"), or the feasibility or suitability of all or any portion of Building 3 for any particular use or purpose, including, without limitation, its present or future prospects for sale, lease, development, occupancy, suitability as security for financing, the utilities or other physical equipment and fixtures within Building 3, the costs of operating Building 3 or any other aspect of the economic operations of Building 3, the possibility of future assessments or charges being levied against Building 3 or the Building 3 Parcel or imposed as a condition to development or construction, or the condition of the soils or groundwaters on, under, or about the Building 3 Parcel. As used herein, the term "Governmental Regulations" means any laws, ordinances, rules, requirements, resolutions, policy statements and regulations (including, without limitation, those relating to rent control, land use, subdivision, zoning, Hazardous Substances, occupational health and safety, handicapped access, water, earthquake hazard reduction, and building and fire codes) of any governmental or quasi-governmental body or agency claiming jurisdiction over Building 3.

         5. Modification of Building 3 Lease. Effective as of the Closing, the Building 3 Lease shall be modified pursuant to the Amended and Restated Lease Agreement (Building 3) (the "Building 3 Lease Amendment") attached hereto as Exhibit G.

         6. Termination of Building 2 Lease. At the Closing, HFC and Handspring shall surrender possession of Building 2 to M-F Downtown the Building 2 in its as-is condition, free and clear of the rights or claims of assignees, subtenants or other parties claiming by or through HFC and Handspring and, effective as of the Closing, all of the rights, duties and obligations of M-F Downtown, HFC and Handspring under the Building 2 Lease shall terminate and be of no further force or effect except that any provisions of the Building 2 Lease that provide for the indemnification, defense and/or holding harmless of M-F Downtown or the other Landlord Parties (as such term is defined in the Building 2 Lease) with respect to claims, suits, demands, actions and causes of action asserted by third parties (other than claims by Devcon or any subcontractor to Devcon) shall survive such termination in the same manner and to the same extent as such rights would, in accordance with the terms of the Building 2 Lease or the Building 2 Work Letter, survive the expiration of the term of the Building 2 Lease. Notwithstanding any provision of the Building 2 Lease to the contrary, Handspring shall surrender possession of Building 2, and M-F Downtown shall accept possession of Building 2 in its existing condition, "As Is, Where Is, With All Faults," in reliance upon its own knowledge, inspection and investigation of Building 2.

         7. Modification of Work Letters. Effective as of the Closing, the Work Letters shall be modified pursuant to the Amendment to Work Letters (the "Work Letters Amendment") attached hereto as Exhibit H and the parties shall cause the Building 3 TI Letter of Credit to be amended to permit the remaining proceeds thereof (after the drawings provided for in subsection (iii) of Section 3 and Section 8(a)) to be used as provided in the Work Letters Amendment.

         8.       Construction Related Obligations.

                  (a) Payment of Devcon Invoices. At the Closing, through Escrow, HFC shall pay to Devcon Construction Incorporated ("Devcon"), in cash, the following amounts which are currently owed by Handspring to Devcon under written construction contracts between

Handspring and Devcon for the construction of improvements within the Buildings (the "Handspring/Devcon Contracts") as contemplated by the Work Letters:

                           (i) Four Million One Hundred Ninety-One Thousand Seven Hundred Seven and 15/100 Dollars ($4,191,707.15), which sum is the entire unpaid amount (exclusive of retention sums) due under the Pre-November Invoices (defined below);

                           (ii) One Million One Hundred Ten Thousand Six Hundred Ninety-Five and 09/100 Dollars ($1,110,695.09), which sum is the entire unpaid amount of all retention sums payable under the Pre-November Invoices; and

                           (iii) One Million Nine Hundred Fifteen Thousand Four Hundred Fifty-Eight Dollars ($1,915,458) which is currently owed by Handspring to Devcon under the Handspring/Devcon Contracts to Devcon under invoices dated subsequent to October 30, 2002 which have been received by Handspring from Devcon.

                  As used herein, the term "Pre-November Invoices" shall mean and refer to those certain invoices dated October 30, 2002 or earlier which have been received by Handspring from Devcon pursuant to the Handspring/Devcon Contracts. The payment to be made pursuant to this Section 8(a) shall be made first from a draw of the full amount of the Building 2 TI Letter of Credit and next from a partial drawing on the Building 3 TI Letter of Credit, and HFC shall receive no credit against the Purchase Price for such payments.

                  (b) Acknowledgment By Handspring and HFC. Handspring and HFC each hereby acknowledge and agree that neither of them qualify for or is or will be entitled to a reduction in the TI Letters of Credit on account of any construction work which has been performed on Building 2 or Building 3 by or on behalf of Handspring or HFC prior to the date hereof, whether such work has been previously paid for by Handspring or which will be paid for pursuant to the provisions of this Section 8 from a drawing on either of the TI Letters of Credit and that has not already resulted in a reduction in the TI Letters of Credit.

         9. Modification of Letters of Credit. Prior to the Closing, the parties shall take all such steps as are required to amend the Letters of Credit to permit the Letters of Credit to be drawn upon the certification of the beneficiary thereof that the applicable Letter of Credit is being drawn upon pursuant to the terms of this Agreement, including without limitation, the Amendment to Work Letters attached hereto.

         10. Issuance of Handspring Warrants. At the Closing, HFC shall cause Handspring to issue and deliver, and Handspring shall issue and deliver, the Handspring Warrants to M-F Downtown. The Handspring Warrants shall be in the forms attached hereto as Exhibits I-1 and I-2. Additionally, Handspring shall, prior to the Closing, take all steps as may be required to cause the issuance of the Handspring Warrants to comply with all applicable state and federal securities laws.

         11. Conditions Precedent to Obligations of HFC and Handspring. The obligation of HFC and Handspring to complete the transactions contemplated by this Agreement, including without limitation HFC's purchase of Building 3, is subject to the fulfillment or waiver by HFC of the following conditions precedent:

                  (a) Grant Deed. M-F Downtown shall have deposited into the Escrow a duly executed and acknowledged grant deed (the "Grant Deed") in the form attached hereto as Exhibit J, conveying title to Building 3 to HFC, subject to all easements, liens, encumbrances, covenants, conditions, reservations and exceptions of record. The Grant Deed shall not be recorded by HFC, Handspring or the Title Company, and any recordation thereof by or at the request of HFC or Handspring shall constitute a Default under (as such term is defined in) the Building 3 Lease.

                  (b) Lease Memorandum. M-F Downtown shall have deposited into the Escrow a duly executed and acknowledged memorandum of the Building 3 Lease Amendment (the "Lease Memorandum") in the form attached hereto as Exhibit K.

                  (c) Execution of Agreements by M-F Downtown. M-F Downtown shall have executed, acknowledged (where appropriate) and delivered to the Title Company, on or before the Closing Date:

                           (i)      The Building 3 Lease Amendment;

                           (ii) A consent to the assignment by Handspring to HFC described in Section 1 pursuant to the Assignment and Assumption Agreement attached hereto as Exhibit L (the "Assignment Agreement");

                           (iii)    The Work Letters Amendment;

                           (iv) Such documents as may be required by Wells Fargo Bank in order to effectuate the amendment to the Letters of Credit in the manner contemplated by the provisions of Section 9; and

                           (v) Escrow instructions to the Title Company consistent with and sufficient to implement the terms of this Agreement.

                  (d) Project Management Agreement. M-F Downtown shall have caused The Mozart Development Company to execute and deliver into Escrow the Project Management Agreement attached as Exhibit A to the Work Letters Amendment (the "Project Management Agreement");

                  (e) Devcon Agreements. Devcon shall have executed an agreement (the "Handspring Termination Agreement") with Handspring terminating, as of the Closing, that certain "Warm Shell" (Core) Construction Agreement dated as of December 14, 2001 for the construction, among others, of the "warm shell" core improvements of the Buildings, that certain Tenant Improvement Construction Agreement dated July 8, 2002, for the construction, among others, of interior tenant improvements of Building 2, and the Tenant Improvement Construction Agreement dated November 28, 2001 for the construction, among others, of the interior tenant improvements of Building 3, and by which Devcon agrees to indemnify M-F Downtown from claims of subcontractors, materialmen and laborers under said construction agreements, such agreement to be in form satisfactory to Handspring, M-F Downtown and Bank of America.

                  (f) Lien Waiver. Devcon shall have executed, acknowledge, delivered and authorized the Title Company to record a final, unconditional waiver of all of its lien rights (the

"Devcon Lien Waiver") with respect to the Property and/or any improvements located thereon for work performed pursuant to contract with or otherwise at the request of Handspring or HFC, such waiver to be in form satisfactory to M-F Downtown and Bank of America.

                  (g) Approval of Construction Lenders. The Construction Lenders shall have consented to the transactions contemplated by this Agreement, such consent to be in form satisfactory to Handspring and HFC.

                  (h) Representations and Warranties. All of M-F Downtown's representations and warranties set forth in this Agreement shall be true and correct in all material respects as of the Closing Date.

                  (i) M-F Downtown's Performance. M-F Downtown shall have performed, in all material respects, each and every obligation contained in this Agreement to be performed by it within the time periods applicable thereto.

         12. Conditions Precedent to M-F Downtown's Obligations. M-F Downtown's obligation to complete the transactions contemplated by this Agreement, including without limitation M-F Downtown's sale of Building 3, is subject to fulfillment or waiver by M-F Downtown of the following conditions precedent:

                  (a) Execution of Agreements by Handspring. Handspring shall have executed, acknowledged (where appropriate) and delivered to the Title Company, on or before the Closing Date:

                           (i)      The Assignment Agreement;

                           (ii)     The Warrants;

                           (iii)    The Settlement Funding Note;

                           (iv) A guaranty of the obligations of HFC under the Building 3 Lease (as amended by the Building 3 Lease Amendment), the Five Year Note, the One Year Note and this Agreement in the form attached hereto as Exhibit M (the "Handspring Guaranty");

                           (v) A pledge of its membership interests in HFC in the form attached hereto as Exhibit N (the "Handspring Pledge");

                           (vi) Such documents as may be required by Wells Fargo Bank in order to effectuate the amendment to the Letters of Credit in the manner contemplated by the provisions of Section 9; and

                           (vii) Escrow instructions to the Title Company consistent with and sufficient to implement the terms of this Agreement.

                  (b) Execution of Agreements by HFC. HFC shall have executed, acknowledged (where appropriate) and delivered to the Title Company, on or before the Closing Date:

                           (i)      The Assignment Agreement;

                           (ii)     The Building 3 Lease Amendment;

                           (iii)    The Lease Memorandum;

                           (iv) The Work Letters Amendment and the Project Management Agreement;

                           (v)      The Five Year Note;

                           (vi)     The One Year Note;

                           (vii) An assignment of the Settlement Funding Note in the form attached hereto as Exhibit O (the "Settlement Note Assignment");

                           (viii) An assignment of all of its right, title and interest in all plans and specifications for the Buildings or any improvements situated therein in the form attached hereto as Exhibit P (the "Plans Assignment");

                           (ix) Such documents as may be required by Wells Fargo Bank in order to effectuate the amendment to the Letters of Credit in the manner contemplated by the provisions of Section 9; and

                           (x) Escrow instructions to the Title Company consistent with and sufficient to implement the terms of this Agreement.

                  (c) Endorsement of Settlement Funding Note. On or before the Closing Date HFC shall have endorsed the Settlement Funding Note to M-F Downtown and delivered the Settlement Funding Note to the Title Company, for delivery to M-F Downtown at the Close of Escrow.

                  (d) Deposit of Funds. The proceeds of the Letters of Credit comprising a portion of the Purchase Price shall have been deposited directly in Escrow by Wells Fargo Bank and HFC shall have deposited the balance of the Purchase Price in cash or immediately available funds.

                  (e) Payment of Construction Costs. Handspring shall have made the payment to Devcon contemplated by the provisions of Section 8(a).

                  (f) Devcon Deliveries. Devcon shall have executed, acknowledge, delivered and authorized the Title Company to record the Devcon Lien Waiver, such waiver to be in form satisfactory to M-F Downtown and Bank of America, and Devcon shall have executed and delivered the Handspring Termination Agreement, such agreement to be in form satisfactory to Handspring, M-F Downtown and Bank of America.

                  (g) Approval of Construction Lenders. The Construction Lenders shall have consented to the transactions contemplated by this Agreement, which consent must still be in full force and effect at the Closing, and the closing of the Escrow shall have been authorized by Bank of America, which authorization must still be in full force and effect at the Closing.

                  (h) Representation and Warranties. All of the representations and warranties of Handspring and HFC set forth in this Agreement shall be true and correct in all material respects as of the Closing Date.

                  (i) Performance by Handspring and HFC. Handspring and HFC each shall have performed, in all material respects, each and every obligation contained in this Agreement to be performed by Handspring and HFC within the time periods applicable thereto.

         13. M-F Downtown's Representations and Warranties. M-F Downtown hereby makes the following representations and warranties to Handspring and HFC, which representations and warranties are true, correct and complete as of the date hereof and shall be true, correct and complete at the Close of Escrow.

                  (a) M-F Downtown's Authority. M-F Downtown is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with its principal place of business in California and has the authority to enter into this Agreement, perform its obligations hereunder, and own and convey title to Building 3. This Agreement has been, and all documents executed by M-F Downtown pursuant to this Agreement shall be, duly authorized, executed and delivered by M-F Downtown. No further actions, approvals or authorization on M-F Downtown's part are or will be required in order to enable M-F Downtown to consummate the transactions contemplated by this Agreement.

                  (b) Litigation. There are no pending, or to M-F Downtown's knowledge threatened, actions, suits, legal or administrative proceedings against M-F Downtown which affect Building 3 or any portion thereof, or M-F Downtown's ability or authority to enter in the this Agreement and perform its obligations hereunder, whether at law or in equity, before any court or governmental agency, domestic or foreign.

                  (c) Hazardous Substances. Except as described in the Environmental Report (as that term is defined in the Building 3 Lease Amendment, to M-F Downtown's knowledge there are no Hazardous Substances present in Building 3 in violation of Governmental Regulations.

         As used herein, the terms "M-F Downtown's knowledge", "known to M-F Downtown" and the like shall mean the current actual knowledge of John Mozart and James Freitas as of the date of making the representation and warranty in question, without having undertaken any independent investigation or inquiry for the purpose of making such representation and warranty.

         14. Handspring's Representations and Warranties. Handspring hereby makes the following representations and warranties to M-F Downtown, which representations and warranties are true, correct and complete as of the date hereof and shall be true, correct and complete at the Close of Escrow.

                  (a) Handspring's Authority. Handspring is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with its principal place of business in California and has the authority to enter into this Agreement and perform its obligations hereunder. This Agreement has been, and all documents executed by Handspring pursuant to this Agreement shall be, duly authorized, executed and delivered by Handspring. No further actions, approvals or authorization on Handspring's part are or will be required in order to enable Handspring to consummate the transactions contemplated by this Agreement.

                  (b) Litigation. There are no pending, or to Handspring's knowledge threatened, actions, suits, legal or administrative proceedings against Handspring which affect Building 3 or any portion thereof, or Handspring's ability or authority to enter in the this Agreement and perform its obligations hereunder, whether at law or in equity, before any court or governmental agency, domestic or foreign.

         As used herein, the terms "Handspring's knowledge", "known to Handspring" and the like shall mean the current actual knowledge of David Pine, Vice President and General Counsel of Handspring, and Donna Dubinsky, Chief Executive Officer of Handspring, as of the date of making the representation and warranty in question, without having undertaken any independent investigation or inquiry for the purpose of making such representation and warranty.

         15. HFC's Representations and Warranties. HFC hereby makes the following representations and warranties to M-F Downtown, which representations and warranties are true, correct and complete as of the date hereof and shall be true, correct and complete at the Close of Escrow.

                  (a) HFC's Authority. HFC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with its principal place of business in California and has the authority to enter into this Agreement and perform its obligations hereunder. This Agreement has been, and all documents executed by HFC pursuant to this Agreement shall be, duly authorized, executed and delivered by HFC. No further actions, approvals or authorization on HFC's part are or will be required in order to enable HFC to consummate the transactions contemplated by this Agreement.

                  (b) Litigation. There are no pending, or to HFC's knowledge threatened, actions, suits, legal or administrative proceedings against HFC which affect Building 3 or any portion thereof, or HFC's ability or authority to enter in the this Agreement and perform its obligations hereunder, whether at law or in equity, before any court or governmental agency, domestic or foreign.

         As used herein, the terms "HFC's knowledge", "known to HFC" and the like shall mean the current actual knowledge of David Pine and Donna Dubinsky as of the date of making the representation and warranty in question, without having undertaken any independent investigation or inquiry for the purpose of making such representation and warranty.

         16. Indemnification. Except to the extent otherwise provided in the Building 3 Lease Amendment, and without limitation on any provision of the Building 3 Lease Amendment or the provisions of Section 20 below, M-F Downtown shall indemnify, defend and hold harmless HFC and Handspring and their respective agents, employees and representatives (the "Handspring Indemnitees") from and against any and all claims made by governmental authorities or third parties not affiliated with any of the Handspring Indemnitees arising out of (i) the defective condition of Building 3 (other than those portions of Building 3 which were constructed prior to the date hereof by or on behalf of Handspring), or (ii) the failure of Building 3 to comply with applicable laws except to the extent such failure arises out of or with respect to those portions of Building 3 which were constructed prior to the date hereof by or on behalf of Handspring, except in the case of both clauses (i) and (ii) above, to the extent arising out of the active negligence or willful misconduct of any of the Handspring Indemnitees.

         17. Condition of Title. HFC shall take title to Building 3 subject to all easements, liens, encumbrances, covenants, conditions, reservations and exceptions of record, including without limitation the Building 3 Lease Amendment. Any policy of title insurance obtained by HFC at the Closing with respect to Building 3 shall paid for by HFC.

         18.      Escrow Matters.

                  (a) Establishment of Escrow. Concurrently with its execution of this Agreement, the parties shall establish an escrow ("Escrow") with First American Title Insurance Company (the "Title Company") at its office located at 1737 N. First Street, San Jose, California 95112, in connection with the transactions to be completed pursuant to, and in accordance with the provisions of, this Agreement. Escrow shall close (the "Close of Escrow") on the date which is two (2) business days after all of the conditions to the Close of Escrow (other than the deposit of funds) provided for in this Section 18 have been satisfied, but in no event later than January 28, 2003 (the "Closing Date"). The parties agree to use good faith efforts to satisfy all such conditions promptly following the execution of this Agreement as possible in the circumstances.

                  (b) Draws on Letters of Credit. At such time as the parties jointly determine in good faith that it appears that all conditions to the Closing will be timely satisfied, M-F Downtown will request Bank of America to deliver signed statements to Wells Fargo Bank as required to make draws on the Letters of Credit as contemplated under this Agreement to pay a portion of the Purchase Price and to pay Devcon, and instructing Wells Fargo Bank to deliver the proceeds of the Letters of Credit to the Title Company;

                  (c) Deposits by M-F Downtown. One (1) business day prior to the Closing Date, M-F Downtown shall deposit the following into Escrow:

                           (i)      The duly executed and acknowledged Grant
         Deed;

                           (ii)     The duly executed Building 3 Lease
         Amendment;

                           (iii) The duly executed and acknowledged Lease Memorandum;

                           (iv)     The duly executed Work Letters Amendment;

                           (v)      The duly executed Project Management
         Agreement;

                           (vi)     The duly executed Assignment Agreement;

                           (vii) Duly executed non-foreign person affidavits ("Non-Foreign Person Affidavits") in usual form sufficient to relieve HFC and Handspring of any withholding requirements pursuant to the provisions of Section 1445 of the Internal Revenue Code of the United States and Section 18662 of the California Revenue and Taxation Code and the regulations promulgated thereunder; and

                           (viii) Such escrow instructions and additional documents as the Title Company may reasonably require of M-F Downtown to close the transaction in accordance with this Agreement.

                  (d) Deposits by Handspring. One (1) business day prior to the Closing Date, Handspring shall deposit the following into Escrow:

                           (i)      The duly executed Assignment Agreement;

                           (ii)     The duly executed Settlement Funding Note;

                           (iii)    The Warrants;

                           (iv)     The duly executed Handspring Guaranty;

                           (v)      The duly executed Handspring Pledge; and

                           (vi) Such escrow instructions and additional documents as the Title Company may reasonably require of Handspring to close the transaction in accordance with this Agreement.

                  (e) Deposits by HFC. One (1) business day prior to the Closing Date, HFC shall deposit (or cause to be deposited) the following into
Escrow:

                           (i) Cash or immediately available funds in the sum specified in subsection (iv) of Section 3;

                           (ii)     The duly executed Assignment Agreement;

                           (iii)    The duly executed Building 3 Lease
         Amendment;

                           (iv) The duly executed and acknowledged Lease Memorandum;

                           (v)      The duly executed Work Letters Amendment;

                           (vi)     The duly executed Five Year Note;

                           (vii)    The duly executed One Year Note;

                           (viii)   The duly executed Settlement Note
         Assignment;

                           (ix)     The duly executed Plans Assignment; and

                           (x) Such escrow instructions and additional documents as the Title Company may reasonably require of Handspring to close the transaction in accordance with this Agreement.

                  (f) Closing Procedures. The Title Company shall close the Escrow as follows:

                           (i) It shall record the Devcon Lien Waiver and the Lease Memorandum;

                           (ii)     It shall deliver to M-F Downtown the
         following:

                                    (A)      The Purchase Price, adjusted by the
                  closing costs and prorations as set forth in Section 18(g) below; and

                                    (B)      A copy of the unrecorded Grant
                  Deed;

                                    (C)      A certified copy of the recorded
                  Devcon Lien Waiver and the recorded Lease Memorandum;

                                    (D)      An executed original of the
                  Assignment Agreement, the Building 3 Lease Amendment, the Work Letters Amendment and the Project Management Agreement;

                                    (E)      The original Five Year Note, One
                  Year Note, Settlement Funding Note, Settlement Note Assignment, Plans Assignment, Warrants, Handspring Guaranty and Handspring Pledge; and

                                    (F)      A copy of all other documents which
                  were delivered into the Escrow by any party hereto.

                           (iii)    It shall deliver to HFC the following:

                                    (A)      The original, unrecorded Grant
                  Deed;

                                    (B)      A certified copy of the recorded
                  Devcon Lien Waiver and the recorded Lease Memorandum;

                                    (C)      An executed original of the
                  Assignment Agreement, the Building 3 Lease Amendment, the Work Letters Amendment and the Project Management Agreement;

                                    (D)      The executed originals of the
                  Non-Foreign Person Affidavits; and

                                    (E)    A copy of all other documents which
                  were delivered into the Escrow by any party hereto.

                           (iv)     It shall deliver to Handspring the
         following:

                                    (A)    An executed original of the
                  Assignment Agreement; and

                                    (B)    A copy of all other documents which
                  were delivered into the Escrow by any party hereto.

                  (g) Closing Costs and Prorations. The expenses of the Escrow and conveyance shall be paid in the following manner:

                           (i) The cost of any title insurance policies or endorsements shall be borne by the party requesting the issuance thereof.

                           (ii) The cost of recording the Lease Memorandum shall be paid by M-F Downtown.

                           (iii) Any escrow fees charged by the Title Company for escrow services shall be paid one-half by M-F Downtown and one-half by HFC.

                           (iv) All transfer taxes due in connection with the sale or conveyance of Building 3 shall be paid by M-F Downtown.

                  Because the Building 3 Lease (following its amendment pursuant to the Building 3 Lease Amendment) is a "gross lease" (prior to the occurrence of a "Reinstatement," as that term is defined in the Building 3 Lease Amendment) pursuant to which M-F Downtown will have the obligation to pay real property taxes and assessments, there shall be no adjusted for or proration of real property taxes or assessments. M-F Downtown shall indemnify, hold harmless and defend Handspring and HFC from any and all transfer taxes or property taxes due in connection with the sale or conveyance of Building 3, and any and all penalties, interest and taxes resulting from any failure to pay such taxes or to report the transfer or change in ownership of Building 3.

         19. Risk of Loss. If before the Close of Escrow, Building 3 is damaged by a fire or other casualty, except as hereinafter provided, M-F Downtown shall remain obligated to sell and convey Building 3 to HFC, and HFC shall remain obligated to purchase Building 3 from M-F Downtown, as provided herein. HFC and M-F Downtown shall proceed, notwithstanding such damage, to the Close of Escrow pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price, and M-F Downtown shall receive and retain all insurance proceeds payable on account of such casualty. Following the Close of Escrow, M-F Downtown shall repair such damage in accordance with the terms and provisions of, and to the extent provided in, the Building 3 Lease.

         20.      Mutual Release.

                  (a) Release of Handspring and HFC. Effective as of the Closing, M-F Downtown, for itself, its affiliates, successors and assigns, agents, shareholders, members, attorneys, servants and employees, and each of them, does hereby release and forever discharge Handspring and HFC, their affiliates, successors and assigns, and the agents, shareholders, officers, directors, attorneys, members, servants and employees of each of them, of and from any and all claims, demands, damages, debts, liabilities, actions and causes of action of every kind and nature arising or accruing prior to the Closing under the Leases and/or the Work Letters or otherwise (i) for the payment of Monthly Base Rent, Additional Charges for Expenses and Taxes, Additional Rent or other amounts accruing thereunder other than such sums which are payable under the Building 3 Lease Amendment or the Work Letters Amendment with respect to periods after December 31, 2002, (ii) for the construction of improvements, and for the payment of the cost of improvements made, within either of the Buildings other than the obligation to make the payments provided for in Section 8(a) or the obligation to pay for the "HFC Work" as defined and pursuant and subject to the limitations set forth in the Work Letters Amendment,
(iii) any defective condition of Building 3 (including portions of Building 3 which were constructed prior to the date hereof by or on behalf of Handspring) or failure of Building 3 (including portions of Building 3 which were constructed prior to the date hereof by or on behalf of Handspring) to comply with applicable laws and (iv) for the performance of any other duties or obligations arising under or in relation to the Leases or Work Letters except to the extent otherwise provided herein (including without limitation as provided in Section 6), in the Building 3 Lease Amendment or in any of the other documents to be executed and delivered by the parties hereto through the Escrow. Any other provision of this Agreement (including this Section 20), the Building 3 Lease Amendment or any of the other documents to be executed and delivered by the parties hereto through the Escrow to the contrary notwithstanding, neither Handspring nor HFC, nor their respective affiliates, successors and assigns, agents, shareholders, officers, directors, attorneys, members, servants and employees, shall be released from any duty or obligation pursuant to either of the Leases to indemnify, defend and/or hold harmless M-F Downtown or the other Landlord Parties (as such term is defined in the Leases) with respect to any Surviving Claim (defined below). As used herein, the term "Surviving Claim" means any claims, suits, demands, actions or causes of action asserted by third parties (other than claims by Devcon or any subcontractor to Devcon) against M-F Downtown or the other Landlord Parties arising out of acts, omissions or events which occur prior to the Closing and which are the type of indemnification obligation which would, in accordance with the terms of the applicable Lease or Work Letter, survive the expiration of the term of the applicable Lease.

                  (b) Release of M-F Downtown. Effective as of the Closing, Handspring and HFC, for themselves, their affiliates, successors and assigns, agents, shareholders, members, attorneys, servants and employees, and each of them, does hereby release and forever discharge M-F Downtown, its affiliates, successors and assigns, and the agents, shareholders, officers, directors, attorneys, members, servants and employees of each of them, of and from any and all claims, demands, damages, debts, liabilities, actions and causes of action of every kind and nature whatsoever arising or accruing prior to the Closing arising under the Leases and/or the Work Letters for the performance of any duties or obligations arising under the Leases or Work Letters except to the extent otherwise provided herein, in the Building 3 Lease Amendment or in any of the other documents to be executed and delivered by the parties hereto through the Escrow.

                  (c) Limitations and Reservations. Notwithstanding the provisions of the Sections 20(a) and 20(b), (i) the releases set forth in such Sections shall not save, release or excuse any party from its obligations under this Agreement or under or in respect to any of the documents, instruments or agreements executed or to be executed pursuant to this Agreement or described herein as a continuing obligation of any party hereto, and (ii) if any material part of the money, warrants or other consideration paid by or authorized to be paid by HFC or Handspring pursuant to this Agreement to or for the benefit of M-F-Downtown or the Property is hereafter avoided, cancelled or recovered pursuant to the order of a bankruptcy court or as the result of any creditor action in any court, tribunal or other decision making body having jurisdiction, then (A) this Agreement shall be rescinded in its entirety, (B) all money, warrants or other consideration paid by or authorized to be paid by HFC or Handspring pursuant to this Agreement shall be returned as and in the manner required by applicable law, and (C) any release of liability or agreement to forego enforcement by M-F Downtown under the original Building 2 and Building 3 agreements, including without limitation the Building 2 Lease, the Building 3 Lease, the Building 2 Work Letter and the Building 3 Work Letter, shall thereby automatically be rendered null and void so that M-F Downtown shall then continue to enjoy every right, entitlement, claim and cause of action thereunder as if this Agreement had never been entered into.

         21.      Additional Terms and Conditions.

                  (a) Brokerage Commissions. Except as otherwise provided in the Building 3 Lease Amendment, M-F Downtown agrees to and does hereby indemnify and hold harmless HFC and Handspring from and against all costs, liabilities or causes of action in any proceeding which may be instituted by any broker, agent or finder claiming through, under or by reason of the conduct of M-F Downtown in connection with the transactions contemplated by this Agreement.

                  (b) Brokerage Commissions of HFC and Handspring. Except as otherwise provided in the Building 3 Lease Amendment, HFC and Handspring each agrees to and does hereby indemnify and hold harmless M-F Downtown from and against all costs, liabilities or causes of action in any proceeding which may be instituted by any broker, agent or finder, claiming through, under or by reason of the conduct of HFC and Handspring in connection with the transactions contemplated by this Agreement.

                  (c) Foreign Investor Tax Reporting Requirements. M-F Downtown hereby warrants to HFC and Handspring that M-F Downtown is not a foreign person, non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, within the meaning of those terms set forth in Sections 1445 and 7701 of the Internal Revenue Code of the United States. M-F Downtown shall also warrant, represent and certify to HFC and Handspring at the closing of the Escrow that M-F Downtown is not a foreign person, non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, within the meaning of those terms set forth in Sections 1445 and 7701 of the Internal Revenue Code of the United States.

                  (d) Relationship. Nothing contained in this Agreement shall be deemed or construed by the parties or by any third person to create a relationship of principal and agent or a partnership or a joint venture between the parties or any of them and any third party.

                  (e) No Third Party Beneficiaries. Nothing contained in this Agreement is intended by the parties, nor shall any provision of this Agreement be deemed or construed by the parties or by any third person, to be for the benefit of any third party, nor shall any third party have any right to enforce any provision of this Agreement or be entitled to damages for any breach by M-F Downtown, HFC or Handspring of any of the provisions of this Agreement.

                  (f) Time. Time is of the essence of this Agreement and of each provision hereof. The time in which any act required or permitted by this Agreement is to be performed shall be determined by excluding the day upon which the event occurs from whence the time commences. If the last day upon which performance would otherwise be required or permitted is a Saturday, Sunday or holiday, then the time for performance shall be extended to the next day which is not a Saturday, Sunday or holiday. The term "holiday" shall mean all and only those holidays: (i) specified in, or determined in accordance with, the provisions of Sections 6700 and 6701 of the Government Code of the State of California; (ii) any mandatory federal holidays during which deliveries by the United States Postal Service are suspended; and, with respect to any act which involves the recordation of any document, (iii) any other day upon which the Recorder's Office in Santa Clara County, California is not open for the recordation of documents.

                  (g) Assignment by HFC. The rights of HFC pursuant to this Agreement to purchase Building 3 may not be assigned by HFC.

                  (h) Supersedence. This Agreement, together with the documents, instruments and other written agreements referred to herein, constitute the entire understanding and agreement of the parties hereto pertaining to the subject matter of this Agreement and all prior agreements, understandings or representations are hereby superseded, terminated and canceled in their entirety and are of no further force or effect.

                  (i) Amendments. This Agreement is not subject to modification or amendment except by a writing executed by M-F Downtown, HFC and Handspring.

                  (j) Exhibits. All exhibits described in this Agreement, which are attached, are incorporated by this reference and made a part of this Agreement.

                  (k) Severability. Save and except as expressly provided to the contrary in Section 20(c), invalidation of any provision of this Agreement, the documents, instruments and other written agreements referred to herein, or of the application thereof to any person by judgment or court order, shall not affect any other provision of this Agreement or its application to any other person or circumstance, and the remaining portions of this Agreement shall continue in full force and effect.

                  (l) Choice of Law. This Agreement, and the interpretation and enforcement thereof, shall be governed by the laws of the State of California.

                  (m) Waivers. No failure by any party hereto to insist upon a strict performance by the other of any covenant, term or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any other breach or of such covenant, term or condition. No waiver of any breach shall affect or alter this

Agreement, but each and every covenant, term and condition of this Agreement shall continue in full force and effect with respect to any other existing or subsequent breach.

                  (n) Survival. All covenants, agreements and indemnities made and all obligations to be performed under the provisions of this Agreement, to the extent not performed at or before the closing of the Escrow, shall survive the closing of the Escrow, and shall not be deemed to merge with the Grant Deed or any of the other documents to be delivered by the parties at the Closing upon delivery or acceptance thereof.

                  (o) Notices. Any notice or other communication hereunder shall be in writing and shall be given personally, or by prepaid registered mail with return receipt requested or by commercial airfreight delivery service guaranteeing next day delivery. Notices may also effectively be given by transmittal over electronic transmitting devices such as facsimile, telex or telecopy machine if the party to whom the notice is being sent has such a device in its office, provided that a standard machine-printed confirmation of the electronic transmission is provided and also provided that a complete copy of any notice so transmitted shall also be mailed in the same manner as required for a mailed notice. Notices which are mailed or forwarded by commercial airfreight delivery service shall be addressed as follows:

                  If to M-F Downtown:

                           M-F Downtown Sunnyvale, LLC
                           c/o Mozart Development Company
                           1068 East Meadow Circle
                           Palo Alto, CA  94303
                           Attention: Mr. John Mozart and Mr. James Freitas Facsimile No.: (650) 493-9050

                           With a copy to:

                           Ellman, Burke, Hoffman & Johnson
                           One Ecker Street, Suite 200
                           San Francisco, California  94105
                           Attention:  Mr. Jeffrey W. Johnson and Mr. Thomas
                           M. Sherwood
                           Facsimile No.:  (415) 495-7587

                  If to HFC:

                           Handspring Facility Company, LLC
                           189 Bernardo Avenue
                           Mountain View, CA  94043-5203
                           Attention:  Mr. David Pine
                           Facsimile No.: (650) 230-5477

                           With a copy to:

                           Coblentz, Patch, Duffy & Bass, LLP
                           222 Kearny Street, 7th Floor
                           San Francisco, California  94108
                           Attention:  Richard R. Patch
                           Facsimile No.:  (415) 989-1663

                  If to Handspring:

                           Handspring, Inc.
                           189 Bernardo Avenue
                           Mountain View, CA  94043-5203
                           Attention:  Mr. David Pine
                           Facsimile No.: (650) 230-5477

                           With a copy to:

                           Coblentz, Patch, Duffy & Bass, LLP
                           222 Kearny Street, 7th Floor
                           San Francisco, California  94108
                           Attention:  Richard R. Patch
                           Facsimile No.:  (415) 989-1663

         Any notice required or permitted to be given under this Agreement shall be deemed given and received (i) when personally delivered, (ii) upon transmission when sent by electronic transmitting device (provided that a copy of such notice shall also be deposited with the United States Postal Service, first-class postage prepaid and return receipt requested, within twenty-four
(24) hours after such transmission), (iii) the next day following the deposit of such notice with a commercial airfreight delivery service under circumstances where next day delivery is requested or is standard, or (iv) forty-eight (48) hours after deposit with the United States Postal Service, first-class postage prepaid and return receipt requested.

         The address to which notices shall be sent may be changed by giving notice of such change in accordance with the provisions of this Section 21(o).

                  (p) Attorney Fees. If any action shall be instituted by M-F Downtown against either HFC or Handspring or by either HFC or Handspring against M-F Downtown for the enforcement or interpretation of any of its rights or remedies in or under this Agreement, the prevailing party shall be entitled to recover from the losing party or parties all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys fees and court costs to be fixed by the court therein.

                  (q) Separate Counterparts. This Agreement may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts, together, shall constitute the one and the same instrument.

                  (r) Recitals, Captions, Number and Gender. The Recitals of this Agreement are material terms of the parties' agreement hereunder and are hereby confirmed, adopted, and ratified by the parties as true and correct. The captions appearing at the commencement of the paragraphs and subparagraphs hereof are descriptive only and for convenience in reference. Should there be any conflict between such caption and the paragraph or subparagraph at the head of which it appears, the paragraph or subparagraph and not such caption shall control and govern the construction of this Agreement. Unless the context otherwise requires, singular nouns and pronouns used in this Agreement are to be construed as including the plural thereof. For convenience and brevity, masculine pronouns are used herein in their generic sense as a reference to all persons, without regard to sex.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first-above written.

"M-F DOWNTOWN"                              "HANDSPRING"

M-F DOWNTOWN SUNNYVALE, LLC,                HANDSPRING, INC.,
a Delaware limited liability company        a Delaware corporation

By: M-D Ventures, Inc., a California
    Corporation, its Manager                By: /s/ Donna Dubinsky
                                               -----------------------
                                                    Donna Dubinsky
                                               -----------------------
                                               Its        CEO
                                                   -------------------
    By: /s/ John Mozart
       --------------------
        John Mozart                         "HFC"
        Its President
                                            HANDSPRING FACILITY COMPANY,
                                            LLC, a Delaware limited liability
                                            company

                                            By: Handspring, Inc., a Delaware
                                                corporation, its Managing Member

                                                By: /s/ Donna Dubinsky
                                                   -----------------------
                                                        Donna Dubinsky
                                                   -----------------------
                                                   Its      CEO
                                                       -------------------

                              Schedule of Exhibits

Exhibit A                  Legal Description of Building 3 Parcel
Exhibit B                  Legal Description of Building 2 Parcel
Exhibit C                  HFC Operating Agreement
Exhibit D                  Settlement Funding Note
Exhibit E                  Five Year Note
Exhibit F                  One Year Note
Exhibit G                  Building 3 Lease Amendment
Exhibit H                  Work Letters Amendment
Exhibit I-1 and I-2        Handspring Warrants
Exhibit J                  Grant Deed
Exhibit K                  Lease Memorandum
Exhibit L                  Assignment Agreement
Exhibit M                  Handspring Guaranty
Exhibit N                  Handspring Pledge
Exhibit O                  Settlement Note Assignment
Exhibit P                  Plans Assignment

                                    EXHIBIT A

                     LEGAL DESCRIPTION OF BUILDING 3 PARCEL

All that certain real property situated in Sunnyvale, Santa Clara County, California, described as follows:

         Parcel 4 as shown and described on that certain Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 22, 2000 in Book 734 of Maps at pages 17 through 21, inclusive.

                                    EXHIBIT B

                     LEGAL DESCRIPTION OF BUILDING 2 PARCEL

All that certain real property situated in Sunnyvale, Santa Clara County, California, described as follows:

         Parcel 3 as shown and described on that certain Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 22, 2000 in Book 734 of Maps at pages 17 through 21, inclusive.

                                    EXHIBIT C

                            [HFC Operating Agreement]

                                    EXHIBIT D

                            [Settlement Funding Note]

                                    EXHIBIT E

                                [Five Year Note]

                                    EXHIBIT F

                                 [One Year Note]

                                    EXHIBIT G

                          [Building 3 Lease Amendment]

                                    EXHIBIT H

                            [Work Letters Amendment]

                              EXHIBITS I-1 AND I-2

                              [Handspring Warrants]

                                    EXHIBIT J

                                  [Grant Deed]

                                    EXHIBIT K

                               [Lease Memorandum]

                                    EXHIBIT L

                             [Assignment Agreement]

                                    EXHIBIT M

                              [Handspring Guaranty]

                                    EXHIBIT N

                               [Handspring Pledge]

                                    EXHIBIT O

                          [Settlement Note Assignment]

                                    EXHIBIT P

                               [Plans Assignment]

                                      -39-